GUARANTY AND INDEMNITY AGREEMENT

This GUARANTY AND INDEMNITY AGREEMENT (“Guaranty”), made as of June 25, 2011 by DR. IAN REYNOLDS (“Guarantor”), whose address is 450 Medical Center drive, Suite 206, Webster, TX 77598 (email: janrey@comcast.net) in favor of KAY M. GUMBINNER TRUST (“Lender”), whose address is 7408 Spring Village Dr. Apt JC T-11, Springfield, VA 22150.

Lender has extended to Innolog Holdings Corporation and Innovative Logistics Techniques, Inc. (together “Borrower”) a loan (the “Loan”) evidenced by a Promissory Note (the “Note”) in the principal amount of $50,000 and secured by the accounts receivable of Borrower and a Confession of Judgment  (collectively, the “Collateral”).  The Note and all other instruments evidencing, securing or relating thereto are hereinafter referred to, collectively, as the “Loan Documents”.  Each capitalized term not defined herein shall have the meaning set forth in the Note.

NOW, THEREFORE, to induce Lender to make the Loan and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees for the benefit of Lender, as follows:

1.           Indemnity and Guaranty.  (a) Guarantor unconditionally and irrevocably (i) assumes liability for, (ii) guarantees timely payment to Lender of, (iii) agrees to pay, protect, defend, save harmless and indemnify Lender from and against any and all liens, damages (including, without limitation, punitive or exemplary damages), losses, liabilities (including, without limitation, strict liability), obligations, settlement payments, penalties, fines, assessments, citations, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, and expenses of any kind whatsoever (including reasonable attorneys’, consultants’ and experts’ fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim or proceeding or enforcing any term of this Guaranty) (collectively “Costs”) which may at any time be imposed upon, incurred by or asserted against Lender in connection with these transactions.  The liability of the Guarantor under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon pursuit by the Lender of any remedies it may have against the Borrower, or its successors and assigns, with respect to the guaranteed obligations, whether pursuant to the terms of the Note or by law.

(b)           In addition, Guarantor hereby unconditionally and irrevocably guarantees immediate payment of the Costs and the Obligations (as defined in the Note) upon any default under the Note or hereunder.

(c)           Guarantor has received, read and understands the terms of the Note and agrees to all of its terms and conditions and to be bound thereby as if executing the Note directly.

(d)           This is a guaranty of payment and performance and not of collection.  The liability of Guarantor under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person (including, without limitation, other guarantors, if any), nor against any collateral for the Loan.  In the event of a Default, Lender shall have the right to enforce any and all rights, powers and remedies available to Lender, which shall be non-exclusive and cumulative.  If the indebtedness and obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Lender, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for all remaining indebtedness and obligations guaranteed hereby, including the Costs and the Obligations.  Guarantor shall be liable for any deficiencies in the event Lender does not receive the full amount of the Obligations owing under the Loan Documents after foreclosure on any collateral.

2.           Stock Purchase.  In connection with the transactions contemplated under the Note, hereunder and hereby, Guarantor agrees to purchase shares of common stock of Galen Capital Corporation (“Shares”) from Lender or any of its affiliated or related parties for a total purchase price of Eight Thousand Six Hundred Fifty and 00/100 dollars ($8,650.00) (the “Purchase Price”).  The number of share being purchased shall equal the number of shares necessary to reflect a basis of seller equal to the Purchase Price, i.e., 2,386 Shares.  The Purchase Price is comprised of a past due purchase amount of $3,650 and an additional purchase amount of $5,000.  The Purchase shall take place on or before the Maturity Date (as defined in the Note); provided, however, that the $3,650 past due purchase shall be done within 1 business day of the execution and funding of the Note.

3.           Reinstatement of Obligations.  If at any time all or any part of any payment made to Lender under this Guaranty must be rescinded or returned for any reason whatsoever (including, but not limited to, the bankruptcy of Guarantor), then Guarantor’s obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment to Lender, and the obligations of Guarantor hereunder shall continue or be reinstated, as the case may be, as to such payment, as if such previous payment had never been made.

4.           Waivers by Guarantor.  To the extent permitted by law, Guarantor hereby waives and agrees not to assert or take advantage of (a) any right to require Lender to proceed against any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power or under any other agreement before proceeding against Guarantor hereunder; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons; (c) demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limitation, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Lender, any endorser or creditor of either Guarantor or any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender; (d) any defense based upon an election of remedies by Lender; (e) any right or claim of right to cause a marshaling of the assets of either Guarantor or Borrower; (f) any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Guaranty; (g) any duty on the part of Lender to disclose to Guarantor any facts Lender may know about the Collateral or Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the condition of the Collateral or Borrower and of any and all circumstances bearing on the risk that liability may be incurred by Guarantor; (h) any lack of notice of disposition or of manner of disposition of any collateral for the Loan; (i) any invalidity, irregularity or unenforceability, in whole or in part, of any of the Loan Documents; (j) any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed; (k) any assertion or claim that the automatic stay provided by 11 U.S.C. §362 or any other stay provided under any other Guarantor relief law of any jurisdiction whatsoever, now or hereafter in effect, shall operate to stay or inhibit the ability of Lender to enforce any of its rights which Lender may have against Guarantor, or the collateral for the Loan; (l) any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to Title 11 of the United States Code, as amended, or any other Guarantor relief law of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and (m) any action, occurrence, event or matter consented to by Guarantor under any provision hereof, or otherwise.

5.           General Provisions.

(a)                      Fully Recourse.  All of the terms of this Guaranty are recourse obligations of Guarantor and not restricted by any limitation on personal liability provided in any of the other Loan Documents or limited to any collateral securing any of the obligations under this Guaranty, it being the intent of Lender to create separate obligations of Guarantor hereunder which can be enforced against Guarantor without regard to the existence of any security agreement or other Loan Documents.

(b)                      Guarantor Obligations.  Guarantor acknowledges that Lender would not make the Loan but for the personal liability undertaken by Guarantor herein.

(c)                      Right to Indemnification Not Affected by Knowledge.  Lender’s rights and remedies based on this Guaranty shall not be diminished or affected in any way by any investigation conducted by Lender or other knowledge acquired (or capable of being acquired) in any way by Lender at any time.

(d)                      Survival.  This Guaranty shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the payment of the Costs and Obligations and the exercise of any remedy by Lender under the Mortgage or any of the other Loan Documents, even if, as a part of such remedy, the Loan is paid or satisfied in full.

(e)                      No Subrogation; No Recourse Against Lender.  Notwithstanding the satisfaction by Guarantor of any liability hereunder, Guarantor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or Collateral of Borrower or to any collateral for the Loan.  In connection with the foregoing, Guarantor expressly waives any and all rights of subrogation to Lender against Borrower, and Guarantor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any right to participate in any collateral for the Loan.  In addition to and without in any way limiting the foregoing, Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of Borrower to Lender, and agrees with Lender that Guarantor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Guarantor’s obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral securing the Loan.  Further, Guarantor shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Guaranty or any of the other Loan Documents.

(f)                      Reservation of Rights.  Nothing contained in this Guaranty shall prevent, diminish or interfere with any rights or remedies, including the right to contribution or cost recovery, which Lender may have against Guarantor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. §9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

(g)                      Financial Statements.  [Reserved].

(h)                      Rights Cumulative; Payments.  Lender’s rights under this Guaranty shall be in addition to all rights of Lender under the Note, and security agreement and the other Loan Documents.  FURTHER, PAYMENTS MADE BY GUARANTOR UNDER THIS GUARANTY SHALL NOT REDUCE IN ANY RESPECT BORROWER’S OBLIGATIONS AND LIABILITIES UNDER THE NOTE, THE MORTGAGE OR THE OTHER LOAN DOCUMENTS EXCEPT WITH RESPECT TO, AND TO THE EXTENT OF, BORROWER’S OBLIGATION AND LIABILITY FOR THE PAYMENT MADE BY GUARANTOR.

(i)                       Cross-Default.  A default under the Note or any of the Loan Documents shall constitute a default hereunder, in which case the entire Costs and Obligations will be immediately due and payable.

(j)                      No Limitation on Liability.  Guarantor consents and agrees that Lender may at any time and from time to time without further consent from Guarantor do any of the following, and the liability of Guarantor under this Guaranty shall be unconditional and absolute and shall in no way be impaired or limited by any of the following, whether occurring with or without notice to Guarantor or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, any security agreement or any of the other Loan Documents or any sale or transfer of the Collateral; (iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of Guarantor from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Borrower; (v) the release of Borrower or of any other person or entity from performance or observance of any of the provisions of any of the Loan Documents by operation of law, Lender’s voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender’s failure to properly record the Mortgage or file any financing statement or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever.  No such action or inaction, nor any course of dealing with Borrower or any other person, shall limit, impair or release Guarantor’s obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Lender.  Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.

(k)                      Notice.  All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given by delivery of the same in person to the intended addressee, by electronic mail, or by depositing the same with a reputable private courier service for next business day delivery to the intended addressee at its address set forth on the first page of this Guaranty or at such other address as may be designated by such party as herein provided, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the intended addressee at its address set forth on the first page of this Guaranty or at such other address as may be designated by such party as herein provided.  All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service or by electronic mail, or two (2) business days after being deposited in the United States mail as required above.  Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent.

(l)                       Successive Actions.  A separate right of action shall arise each time Lender acquires knowledge of any Indemnified Matter and may be brought to enforce any provision hereof at any time and from time to time.  No action hereunder shall preclude any subsequent action, and Guarantor waives and agrees not to assert any defense to or split causes of action or merge judgments.

(m)                     Joint and Several Liability.  If Guarantor consists of more than one person and/or entity, the representations, warranties, covenants and liability of each such persons and/or entities shall be joint and several under this Guaranty.

(n)                      SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(1)           EACH GUARANTOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN FAIRFAX COUNTY, VIRGINIA OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS GUARANTY, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN FAIRFAX COUNTY, VIRGINIA, (C) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (D) AGREES THAT NEITHER OF THEM WILL BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM).

(2)           EACH GUARANTOR AND LENDER BY ITS ACCEPTANCE OF THIS GUARANTY, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS GUARANTY OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR GUARANTOR, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSON AFFILIATED WITH LENDER OR GUARANTOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  EACH GUARANTOR HEREBY CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING ARISING FROM OR RELATING TO THIS GUARANTY BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID TO GUARANTOR AT THE ADDRESS SET FORTH HEREINABOVE.

(o)                      Waiver by Guarantor.  Guarantor agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantor shall not or cause Borrower or any other person or entity to seek a supplemental stay, pursuant to 11 U.S.C. §105 or any other provision of Title 11 United States Code, as amended, or any other Guarantor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Guarantor by virtue of this Guaranty or otherwise.

(p)                      SPECIFIC NOTICE.  IT IS EXPRESSLY AGREED AND UNDERSTOOD THAT THIS GUARANTY INCLUDES INDEMNIFICATION PROVISIONS WHICH, IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION BY GUARANTOR OF LENDER FROM CLAIMS OR LOSSES ARISING AS A RESULT OF LENDER’S OWN NEGLIGENCE.

(q)                      Assignment of Loan.  Lender may sell, transfer and deliver the Loan Documents to one or more assignees, and may retain or assign responsibility for servicing the Loan or delegate some or all of such responsibility and/or obligations to one or more servicers on behalf of the investors.  All references to Lender herein shall include any servicers, as applicable.

(r)                      Miscellaneous.

(i)       This Guaranty contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters, except for the stock purchase agreement.  Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto.  A determination that any provision of this Guaranty is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Guaranty to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.  Headings are for convenience only.

(ii)       The parties hereto agree that they have been represented by counsel or have had an opportunity to seek legal counsel during the negotiation, preparation and execution of this Guaranty and, therefore, voluntarily and expressly waive the application of any law or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(iii)      THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT REGARD TO ITS CONFLICTS OF LAWS RULES.

(iv)     This Guaranty shall bind each Guarantor and its personal representatives, successors, heirs and assigns and shall inure to the benefit of Lender, its Trustees, officers, directors, shareholders, agents and employees of Lender and their respective heirs, personal representatives, successors and assigns.  Notwithstanding the foregoing, Guarantor shall not assign any of its rights or obligations under this Guaranty without the prior written consent of Lender, which consent may be withheld in its sole discretion.

(v)      The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder.  Any waiver of such right or remedy must be in writing and signed by the party to be bound.

(vi)     TIME IS OF THE ESSENCE hereof.

(vii)    GUARANTOR UNDERSTANDS THAT THE NOTE COULD BE IN DEFAULT AT ANY TIME AND THAT ACCELERATION OF PAYMENTS OF THE OBLIGATIONS DUE MAY REQUIRE GUARNTOR TO MAKE PAYMENT ALMOST IMMEDIATELY.

(viii)   GUARANTOR UNDERSTANDS THAT THERE ARE SIGNIFICANT LATE PAYMENT PROVISIONS UNDER THE NOTE AND THAT LATE FEES AND DEFAULT INTEREST MAY BE SUBSTANTIAL.

(ix)      This Guaranty may be executed in any number of counterparts, all of which shall be taken to be one instrument.

CONFESSED JUDGMENT

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A GUARANTOR OR GUARANTOR AND ALLOWS THE LENDER TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

Guarantor, Ian Reynolds, jointly and severally, promise to pay to the order of Lender the sum of SEVENTY-FIVE THOUSAND DOLLARS AND ZERO CENTS ($75,000.00), plus any additional Late Fee(s), plus interest at 18% per annum, compounded daily, from the Maturity Date until paid, including and after the recording of this confession of judgment, plus all costs of collection, including all attorneys’ fees, and accounting fees less credit for any payments made.

Guarantor hereby appoints the following persons, or any one of them, as the undersigned’s attorney-in-fact for the purpose of confessing judgment in favor of KAY M. GUMBINNER TRUST and Robert Gumbinner and Fred Gumbinner, trustees under a trust agreement dated January 9, 2008 (known as the Kay M. Gumbinner Trust), to wit:

Richard A. Golden, of 10627 Jones Street, #101B, Fairfax, Virginia 22030
Randall Borden, of 10627 Jones Street, #201A, Fairfax, Virginia 22030.

The undersigned’s said attorneys in fact are explicitly authorized, whether a suit, motion or action be pending for the indebtedness or not, to confess judgment in favor of the KAY M. GUMBINNER TRUST and Robert Gumbinner and Fred Gumbinner, trustees under a trust agreement dated January 9, 2008 (known as the Kay M. Gumbinner Trust), in the amount of $75,000.00, plus all costs and expenses of collection (including attorneys’ fees), plus additional late fees, plus interest from the date of judgment so confessed at the rate of 18% per annum, compounded monthly, or such lesser amount of principal plus interest as the creditor may be willing to accept.

Such confession of judgment may be made in the clerk’s office of the circuit court in the Commonwealth of Virginia, located at Fairfax, Virginia.

Furthermore, Maker and Guarantor, jointly and severally acknowledge the Lenders right to pursue the guarantee, the security and the accounts receivable securing this debt and the Confessed Judgment.  Guarantor hereby expressly waives the benefit of any homestead exemption as to this debt and waives demand, protest, notice of presentment, notice of protest, and notice of non-payment and dishonor of this note. Guarantor agrees this confessed judgment note is provided not in payment of, but as additional security for and evidence of obligations due to the Lender under the Note.

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Executed as of the day and year first written above.

GUARANTOR
Dr. Ian Reynolds

WITNESS ___________________

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